Exhibit 10.3

LOAN AGREEMENT

Party A (Lender): Dongguan Plastic Cement Factory Guangdong
Party B (Borrower): Xi’an Jiahui Real Estate Co., Ltd.

This loan agreement is made of this day 15th of March, 1998, by and between DONGGUAN PLASTIC CEMENT FACTORY GUANGDONG (hereinafter, known as “LENDER”) and Xi’an Jiahui Real Estate Co., Ltd. (hereinafter, known as “BORROWER”). BORROWER and LENDER shall be collectively known herein as “Parties”.

Following are rights and duties agreed by both Parties:

  Loan Amount: BORROWER promises to pay to the order of LENDER, the sum of RMB￥13,632,215.62
  Purpose: Developing and constructing Jiahui Office Building
  Loan Repayment Period: This loan is exclusively used for developing and constructing Jiahui Office Building and is long-term loan. BORROWER shall repay LENDER the entire loan amount at which time Jiahui Office building is built and sold.

IN WITNESS WHEREOF and acknowledging acceptance and agreement of the foregoing, BORROWER and LENDER affix their signatures hereto.

LENDER:                                                              BORROWER:

        "Corporate Seal”                                                   “Corporate Seal”
___________________________________        ____________________________
Dongguan Plastic Cement Factory Guangdong         Xi’an Jiahui Real Estate Co., Ltd.

Dated: March 15, 1998                                           Dated: March 15, 1998